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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned directors of The Kroll-O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Abram S. Gordon or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-1 relating to the sale of shares of the Company's Common Stock, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statement and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 12th day of March, 1998.

                   SIGNATURE                                    TITLE
                   ---------                                    -----

/s/ JULES B. KROLL                                Chairman of the Board
------------------------------------------------
Jules B. Kroll

/s/ THOMAS M. O'GARA                              Vice Chairman of the Board
------------------------------------------------
Thomas M. O'Gara

/s/ WILFRED T. O'GARA                             Director
------------------------------------------------
Wilfred T. O'Gara

/s/ MICHAEL G. CHERKASKY                          Director
------------------------------------------------
Michael G. Cherkasky

/s/ MARSHALL S. COGAN                             Director
------------------------------------------------
Marshall S. Cogan

/s/ MICHAEL J. LENNON                             Director
------------------------------------------------
Michael J. Lennon

/s/ RAYMOND E. MABUS                              Director
------------------------------------------------
Raymond E. Mabus

/s/ HUGH E. PRICE                                 Director
------------------------------------------------
Hugh E. Price

/s/ JERRY E. RITTER                               Director
------------------------------------------------
Jerry E. Ritter

/s/ WILLIAM S. SESSIONS                           Director
------------------------------------------------
William S. Sessions

/s/ HOWARD I. SMITH                               Director
------------------------------------------------
Howard I. Smith